                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 18, 2000


                          FOOTHILL INDEPENDENT BANCORP
               (Exact name of Registrant as specified in charter)


         DELAWARE                    0-11337                     95-3815805
(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)              File Number)              Identification No.)


510 SOUTH GRAND AVENUE, GLENDORA, CALIFORNIA                       91741
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (626) 963-8551
                               OR (909) 599-9351


                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)

ITEM 5.  OTHER EVENTS

         Reincorporation

         On July 18, 2000, Foothill Independent Bancorp, a California corporation ("Foothill California") changed its state of incorporation from California to Delaware. This change was effectuated in the following manner:

             (1) On May 3, 2000, Foothill California incorporated a new wholly owned subsidiary in the state of Delaware under the name "Foothill Independent Bancorp, Inc." ("Foothill Delaware").

             (2) On July 18, 2000, Foothill California was merged with and into Foothill Delaware (the "Reincorporation Merger"), pursuant to an Agreement and Plan of Merger dated as of May 4, 2000 (the "Merger Agreement"), pursuant to which (i) Foothill Delaware was the surviving corporation, succeeding by operation of law to all of the assets (including the shares of Common Stock of Foothill California) and all of the liabilities of Foothill California, (ii) each outstanding share of Common Stock of Foothill California was converted into one share of Common Stock of Foothill Delaware and (iii) each option or right to acquire shares of Foothill California Common Stock was converted into an option or right to acquire an equal number of shares of Foothill Delaware Common Stock, under the same terms and conditions as the original options or rights. As a result, each person who was a shareholder or optionholder of Foothill California immediately prior to the effectiveness of the Reincorporation Merger, became a shareholder or optionholder of Foothill Delaware, owning the same number of shares, or options to acquire shares, of Foothill Delaware as he or she had owned of Foothill California. The Merger Agreement and the Reincorporation Merger were approved by the shareholders of Foothill California at the Annual Meeting of shareholders of Foothill California on April 25, 2000, and by the sole stockholder of Foothill Delaware.

         Prior to the Reincorporation Merger, Foothill Delaware had only nominal assets and had not conducted any business. There will be no changes in the management, assets or operations of Foothill or of Foothill Independent Bank, as a result of the Reincorporation Merger, nor will there be any change in the trading symbol of Foothill. In addition, the name of Foothill Delaware was changed to "Foothill Independent Bancorp" in connection with the Reincorporation Merger.

         Description of Capital Stock

         Upon the Reincorporation Merger, Foothill Delaware's authorized capital stock consisted of 25,000,000 shares of Common Stock, $.001 par value per share.

         As of July 17, 2000, there were 1,074,967 shares of common stock outstanding held by 1,149 stockholders of record. All outstanding shares of Foothill Delaware's Common Stock are fully paid and nonassessable.

         The following summarizes the rights of holders of Foothill Delaware's Common Stock:

             o each holder of Common Stock is entitled to one vote per share on all matters to be voted upon by the shareholders, including the election of directors;

             o the holders of Common stock are entitled to receive such lawful dividends as may be declared by the Board of Directors;

             o upon a liquidation, dissolution or winding up of Foothill Delaware the holders of shares of Common Stock shall be entitled to receive on a pro rata basis all of Foothill Delaware's assets remaining for distribution after satisfaction of all Foothill Delaware's liabilities;

             o there are no redemption or sinking fund provisions applicable to Foothill Delaware's Common Stock; and

             o there are no preemptive or conversion rights applicable to Foothill Delaware's Common Stock.

         As a Delaware corporation, Foothill Delaware is subject to Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in any business combination with any interested shareholder for a period of three years following the date that the shareholder became an interested shareholder unless:

             o prior to such date, the Board of Directors of the company approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

             o upon consummation of the transaction that resulted in the shareholder's becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the company outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers, and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

             o on or subsequent to such date, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested shareholder.

         Section 203 defines "business combination" to include:

             o any merger or consolidation involving the company and the interested shareholder;

             o any sale, transfer, pledge or other disposition involving the interested shareholder of 10% or more of the assets of the company;

             o subject to exceptions, any transaction that results in the issuance or transfer by the company of any stock of the company to the interested shareholder; or

             o the receipt by the interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the company.

         In general, Section 203 defines an interested shareholder as an entity or person beneficially owning 15% or more of the outstanding voting stock of the company and any entity or person affiliated with or controlling or controlled by the entity or person.

         Charter and Bylaw Amendments

         In connection with the Reincorporation Merger, the shareholders of Foothill California also approved certain changes to the Articles of Incorporation and Bylaws of Foothill California, which changes are reflected in the Certificate of Incorporation and Bylaws of Foothill Delaware. These changes, which are described below, have the effect of altering the rights of shareholders and the powers of management, and may have the effect of deterring hostile takeovers or delaying changes in control of Foothill Delaware's management.

         Classified Board of Directors. A provision was added to the Foothill Delaware Bylaws to provide for a classified or "staggered" Board of Directors consisting of three classes. The members of each class shall be elected, on a rotating basis, for a term of three years, with approximately one-third of the directors being elected each year. Two of the classes are comprised of two directors each and the third class is comprised of three directors. The two directors in each of Class I and Class II will be elected separately at the Foothill Delaware 2000 Annual Meeting, with the Class I directors being elected for a two year term ending in 2002 and the Class II directors being elected for a three year term ending in 2003. The remaining three directors of Foothill Delaware, whose current term of office expires in 2001, would stand for election for a term of three years ending in 2004 at the Foothill Delaware Annual Meeting to be held in 2001. This provision is intended to help assure the continuity and stability of Foothill Delaware's long-term policies in the future and permit Foothill Delaware's Board to more effectively represent the interests of all shareholders, since at least two-thirds of the directors at any given time will have prior experience as directors of Foothill Delaware. The division of the two classes of directors that Foothill California had into three classes will also have the effect of making it more difficult to change the overall composition of Foothill Delaware's Board of Directors.

         Elimination of Cumulative Voting for Directors. The Certificate of Incorporation of Foothill Delaware does not provide for cumulative voting in the election of directors, which was provided for under Foothill California's Articles of Incorporation. Cumulative voting rights in the election of directors entitle a shareholder to give one nominee as many votes as are equal to the number of directors to be elected multiplied by the number of shares owned by the shareholder, or to distribute such votes among two or more nominees, as the shareholder sees fit. In the absence of cumulative voting, the holder or holders of the majority of the shares present or represented at a meeting have the power to elect each director to be elected at such meeting. The absence of cumulative voting makes it more difficult for minority shareholders adverse to a majority of the shareholders to obtain representation on Foothill Delaware's Board of Directors.

         Increase in Shareholder Vote Required to Amend Bylaws. A provision was added to the Foothill Delaware Certificate of Incorporation increasing the vote required for shareholders to add to, amend or repeal Foothill Delaware's Bylaws from the affirmative vote of a majority of the outstanding shares, as was required to amend Foothill California's Bylaws, to the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Foothill Delaware. This increase in the required vote is intended to discourage attempts by hostile bidders to obtain shareholder approval of changes to Foothill Delaware's Bylaws, such as a change in the number of directors or in the manner in which they are elected or in their terms of office, that would make it easier for the hostile bidder to gain control of Foothill Delaware.

         Limitation on Shareholders' Ability to Take Action by Consent. A provision was added to the Foothill Delaware Certificate of Incorporation eliminating the ability of the Foothill Delaware shareholders to take an action by written consent without the Board of Directors' prior approval. This provision requires shareholders to present their proposals at a meeting of the shareholders, unless the Board approves the taking of the action by written consent. The Foothill Delaware Certificate of Incorporation also provides that this provision cannot be amended or repealed except with the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote on such amendment or repeal. This provision is intended to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board by unilaterally soliciting the consent of shareholders for such a proposal before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting of shareholders.

         Increase in Authorized Number of Shares of Common Stock. The authorized number of shares of Common Stock of Foothill Delaware was increased from 12,500,000 shares to 25,000,000 shares, $.001 par value per share. Although Foothill Delaware has no specific plan, arrangement or understanding with respect to the issuance of these additional shares, Foothill Delaware believes that the availability of the additional shares of Common Stock will provide it with the flexibility to meet business needs as they arise to take advantage of favorable acquisition and financing opportunities and to respond to a changing corporate environment. In addition, the availability of these additional shares for issuance could affect the ability of a third party to gain voting control of Foothill Delaware, because the Board of Directors of Foothill Delaware would be able to authorize the issuance, in a private placement or otherwise, of shares of Common Stock to one or more persons and, thereby, dilute the voting power of a potential acquiror without first having to obtain shareholder approval. In this situation, the issuance of shares of Common Stock could adversely affect a potential takeover bid or contest for control of Foothill Delaware.

         Stockholder Rights Plan

         In connection with the Reincorporation Merger, Foothill Delaware assumed the Rights to Purchase Common Stock of Foothill California issued pursuant to and governed by the terms of a Rights Agreement first entered into by and between Foothill California and ChaseMellon Shareholder Services LLC, on February 25, 1997 (the "Rights Agreement"). In addition, Foothill Delaware assumed the Rights Agreement and amended and restated the Rights Agreement to conform to the provisions of Delaware corporate law by removing the continuing director provisions of such agreement. These continuing directors provisions, which have been held to be unenforceable under Delaware law, had required that certain corporate actions undertaken subsequent to a tender offer be approved by a majority of those directors not affiliated with the person or entity engaged in the attempted tender offer and who had served on the Board of Directors prior to the attempted tender offer.

         Securities Registered Under the Securities Exchange Act of 1934

         Foothill California's Common Stock and Rights to Purchase Common Stock (under the Rights Agreement) were registered under Section 12(g) of the Securities Act of 1934. Foothill Delaware's Common Stock and Rights to Purchase Common Stock shall be deemed registered under the Securities Act of 1934 by operation of paragraph (a) of Rule 12g-3 of the Securities Act of 1934.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements.

             Not Applicable

         (b) Pro Forma Financial Statements.

             Not Applicable

         (c) Exhibits.

              2.1 Agreement and Plan of Merger dated as of May 4, 2000 between the Registrant and Foothill Independent Bancorp, a California corporation.

              2.2 Certificate of Merger of the Registrant and Foothill Independent Bancorp, a California corporation.

              3.1        Certificate of Incorporation of the Registrant.

              3.2        Bylaws of the Registrant.

              4.1 Form of Amended and Restated Rights Agreement, by and between the Registrant and ChaseMellon Shareholder Services, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 19, 2000
                                            FOOTHILL INDEPENDENT BANCORP


                                            By: /s/ GEORGE E. LANGLEY
                                                -------------------------------
                                                    George E. Langley,
                                                    President and CEO

                                  EXHIBIT INDEX


  Exhibit
  Number    Description
  -------   -----------

    2.1 Agreement and Plan of Merger dated as of May 4, 2000 between the Registrant and Foothill Independent Bancorp, a California corporation.

    2.2 Certificate of Merger of the Registrant and Foothill Independent Bancorp, a California corporation.

    3.1     Certificate of Incorporation of the Registrant.

    3.2     Bylaws of the Registrant.

    4.1 Form of Amended and Restated Rights Agreement, by and between the Registrant and ChaseMellon Shareholder Services, LLC.